UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2010

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 Maroon Circle, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 24, 2010, CSG Systems International, Inc. (CSG) issued an announcement pursuant to Rule 2.5 of the U.K. City Code on Takeovers and Mergers. This announcement disclosed our firm intention to make an offer to acquire all of the issued and to be issued shares of U.K.-based Intec Telecom Systems PLC (“Intec”) in an all-cash transaction of 72 pence per Intec share. The acquisition is being implemented by way of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the U.K. Companies Act 2006.

On November 3, 2010, the board of Intec announced that, at the court meeting and general meeting of eligible Intec shareholders, Intec shareholders voted to approve, by the necessary majorities, the Scheme and other associated matters to implement the acquisition of Intec.

The implementation of the acquisition remains conditional on the satisfaction or waiver of the remaining conditions set out in the Scheme document posted to Intec shareholders on October 12, 2010, including the sanction of the Scheme and the confirmation of the capital reduction by the court. It is anticipated that the remaining necessary conditions will be finalized by the end of November with the Scheme becoming effective on or about November 30, 2010.

FORWARD-LOOKING STATEMENTS

This Form 8-K (including information incorporated by reference in this Form 8-K), contains forward-looking statements as defined under the Securities Act of 1933, as amended, that are based on assumptions about a number of important factors and involve risks and uncertainties that could cause actual results to differ materially from what appears in this Form 8-K. Some of these key factors include, but are not limited to the following items:

•	CSG derives approximately two-thirds of its revenues from four clients;

•	CSG’s ability to maintain a reliable, secure computing environment, as well as risks inherent to transitioning data centers;

•	continued market acceptance of CSG’s products and services;

•	CSG’s ability to continuously develop and enhance products in a timely, cost-effective, technically advanced and competitive manner;

•	CSG’s ability to convert clients to its solutions in a timely and effective manner;

•	CSG’s dependency on the North American communications industry;

•	increasing competition in CSG’s market from companies of greater size and with broader presence in the communications sector;

•	CSG’s ability to successfully integrate and manage acquired businesses or assets to achieve expected strategic, operating and financial goals;

•	CSG’s continued ability to protect its intellectual property rights; and

•	fluctuations in credit market conditions and foreign currency exchange rates.

This list is not exhaustive and readers are encouraged to review the additional risks and important factors described in CSG’s reports on Forms 10-K and 10-Q and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2010

CSG SYSTEMS INTERNATIONAL, INC.

By:	/S/ RANDY R. WIESE
Randy R. Wiese,
Chief Financial Officer and
Principal Accounting Officer

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